TIFF Investment Program (“TIP”)

Supplement dated February 1, 2021

to the TIP Multi-Asset Fund Summary Prospectus dated April 29, 2020,

as Supplemented October 1, 2020

This supplement provides new and additional information to the TIP Multi-Asset Fund summary prospectus dated April 29, 2020, as supplemented October 1, 2020.

The Board of Trustees of TIP approved a change to the benchmark for the Diversifying Strategies segment of the Multi-Asset Fund Constructed Index. Effective as of January 1, 2021, all references to the Merrill Lynch Factor Model as the benchmark for the Diversifying Strategies segment are hereby replaced with the HFRI Fund of Funds Composite Index. The following replaces similar text on page 3 of the TIP Multi-Asset Fund Summary Prospectus:

Effective January 1, 2021, the Constructed Index is comprised of the following investment categories, weights, and benchmarks:

Category	Weight	Benchmark
Equity-Oriented Assets	65%	MSCI All Country World Index
Diversifying Strategies (Hedge Funds and Other)	20%	HFRI Fund of Funds Composite Index
Fixed Income (Including Cash)	15%	2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 Bank of America Merrill Lynch US 6-month Treasury Bill Index

The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009 through December 31, 2015 reflect quarter-end rebalancing. Actual weights in Multi-Asset Fund tend to vary over time.

Please keep this supplement for future reference.